Janus Henderson VIT Global Technology Portfolio

Schedule of Investments (unaudited)

March 31, 2020

Shares/Principal/ Contract Amounts		Value
Common Stocks – 96.6%
Electronic Equipment, Instruments & Components – 1.8%
Amphenol Corp	54,280	$3,955,926
Cognex Corp	36,757	1,551,881
Keysight Technologies Inc*	15,779	1,320,387
TE Connectivity Ltd	22,903	1,442,431
		8,270,625
Entertainment – 1.8%
Netflix Inc*	22,078	8,290,289
Equity Real Estate Investment Trusts (REITs) – 5.1%
American Tower Corp	32,018	6,971,919
Crown Castle International Corp	42,723	6,169,201
Equinix Inc	15,850	9,899,434
		23,040,554
Information Technology Services – 11.1%
Adyen NV (144A)*	1,851	1,566,122
Fidelity National Information Services Inc	84,346	10,259,847
Global Payments Inc	17,374	2,505,852
GoDaddy Inc*	41,857	2,390,453
Mastercard Inc	73,725	17,809,011
Okta Inc*	24,717	3,021,900
PayPal Holdings Inc*	18,507	1,771,860
Twilio Inc*	10,770	963,807
Visa Inc	38,527	6,207,470
WEX Inc*	12,060	1,260,873
Wix.com Ltd*	19,032	1,918,806
		49,676,001
Interactive Media & Services – 7.8%
Alphabet Inc - Class C*	8,686	10,100,168
Facebook Inc*	63,375	10,570,950
Match Group Inc*,#	36,486	2,409,535
Tencent Holdings Ltd	242,600	11,829,939
		34,910,592
Internet & Direct Marketing Retail – 10.6%
Alibaba Group Holding Ltd (ADR)*	88,007	17,115,601
Amazon.com Inc*	12,173	23,733,942
Etsy Inc*	33,199	1,276,170
Meituan Dianping*	128,200	1,538,517
MercadoLibre Inc*	7,740	3,781,609
		47,445,839
Media – 0.5%
Liberty Broadband Corp*	19,902	2,203,549
Professional Services – 1.1%
CoStar Group Inc*	8,562	5,027,692
Semiconductor & Semiconductor Equipment – 21.1%
ASML Holding NV	65,463	17,392,698
Cree Inc*	24,945	884,550
KLA Corp	26,916	3,868,906
Lam Research Corp	37,422	8,981,280
Microchip Technology Inc	128,473	8,710,469
Micron Technology Inc*	161,709	6,801,481
NVIDIA Corp	43,697	11,518,529
ON Semiconductor Corp*	71,724	892,247
Silicon Laboratories, Inc.*	6,713	573,357
Taiwan Semiconductor Manufacturing Co Ltd	1,578,000	14,088,277
Texas Instruments Inc	160,738	16,062,548
Xilinx Inc	63,058	4,914,741
		94,689,083
Software – 29.7%
Adobe Inc*	65,378	20,805,895
Atlassian Corp PLC*	29,272	4,017,875
Autodesk Inc*	31,787	4,961,951
Avalara Inc*	51,566	3,846,824
Cadence Design Systems Inc*	161,077	10,637,525
Ceridian HCM Holding Inc*	24,318	1,217,602
Constellation Software Inc/Canada	3,790	3,445,019
Guidewire Software Inc*	24,244	1,922,792
Intuit Inc	10,812	2,486,760
Medallia Inc*	71,360	1,430,054
Microsoft Corp	236,936	37,367,177

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Software – (continued)
Nice Ltd (ADR)*	24,156	$3,467,835
Paylocity Holding Corp*	8,952	790,641
RealPage Inc*	32,678	1,729,647
RingCentral Inc*	8,129	1,722,616
SailPoint Technologies Holding Inc*	122,066	1,857,845
salesforce.com Inc*	124,708	17,955,458
ServiceNow Inc*	3,529	1,011,341
Tyler Technologies Inc*	11,846	3,513,050
Zendesk Inc*	140,939	9,021,505
		133,209,412
Technology Hardware, Storage & Peripherals – 5.1%
Apple Inc	90,218	22,941,535
Wireless Telecommunication Services – 0.9%
T-Mobile US Inc*	46,337	3,887,674
Total Common Stocks (cost $289,110,394)		433,592,845
Preferred Stocks – 0.3%
Software – 0.3%
Magic Leap Inc - Series D*,¢,§ (cost $1,585,170)	58,710	1,299,839
Investment Companies – 3.2%
Money Markets – 3.2%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº,£ (cost $14,312,883)	14,310,504	14,313,366
Investments Purchased with Cash Collateral from Securities Lending – 0.4%
Investment Companies – 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº,£	1,383,024	1,383,024
Time Deposits – 0.1%
Royal Bank of Canada, 0.0100%, 4/1/20	$345,756	345,756
Total Investments Purchased with Cash Collateral from Securities Lending (cost $1,728,780)		1,728,780
OTC Purchased Options – Calls – 0.1%
Counterparty/Reference Asset
Morgan Stanley:
Apple Inc,
Notional amount $467,899, premiums paid $843,268, unrealized depreciation $(375,369), exercise price $300.00, expires 9/18/20* (premiums paid $843,268)	552	467,899
Total Investments (total cost $307,580,495) – 100.6%		451,402,729
Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(2,669,478)
Net Assets – 100%		$448,733,251

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$371,240,431	82.2%
China	30,484,057	6.8
Netherlands	18,958,820	4.2
Taiwan	14,088,277	3.1
Israel	5,386,641	1.2
Australia	4,017,875	0.9
Brazil	3,781,609	0.8
Canada	3,445,019	0.8

Total	$451,402,729	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/20
Investment Companies - 3.2%
Money Markets - 3.2%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	$28,754	$(1,386)	$979	$14,313,366

Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	24,115∆	-	-	1,383,024
Total Affiliated Investments - 3.5%	$52,869	$(1,386)	$979	$15,696,390

	Value at 12/31/19	Purchases	Sales Proceeds	Value at 3/31/20
Investment Companies - 3.2%
Money Markets - 3.2%
Janus Henderson Cash Liquidity Fund LLC, 1.0691%ºº	12,154,279	51,294,236	(49,134,742)	14,313,366
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.5667%ºº	1,499,059	9,403,924	(9,519,959)	1,383,024

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:

Morgan Stanley:

Apple Inc	552	230.00	USD	9/18/20	$(951,899)	$1,373,343	$421,444	$(951,899)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2020

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 995,672
Purchased options contracts, call	116,975
Written options contracts, put	237,975

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2020 is $1,566,122, which represents 0.3% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2020.

#	Loaned security; a portion of the security is on loan at March 31, 2020.

¢	Security is valued using significant unobservable inputs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940,

as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of March 31, 2020)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Magic Leap Inc - Series D	10/5/17	$1,585,170	$1,299,839	0.3%

The Portfolio has registration rights for certain restricted securities held as of March 31, 2020. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of March 31, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Information Technology Services	$48,109,879	$1,566,122	$-
Interactive Media & Services	23,080,653	11,829,939	-
Internet & Direct Marketing Retail	45,907,322	1,538,517	-
Semiconductor & Semiconductor Equipment	63,208,108	31,480,975	-
All Other	206,871,330	-	-
Preferred Stocks	-	-	1,299,839
Investment Companies	-	14,313,366	-
Investments Purchased with Cash Collateral from Securities Lending	-	1,728,780	-
OTC Purchased Options – Calls	-	467,899	-
Total Assets	$387,177,292	$62,925,598	$1,299,839
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$951,899	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2020 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Portfolio did not hold a significant amount of Level 3 securities as of March 31, 2020.

For additional information on the Portfolio, please refer to the Portfolio’s most recent semiannual or annual shareholder report.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2020 and through the date of of issuance of the Portfolio's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing other than the following:

The Board of Trustees of the Trust approved a proposal to change the name of the Portfolio to Janus Henderson Global Technology and Innovation Portfolio. The change will be effective on or about April 29, 2020.